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                                                                    EXHIBIT 99.2




                          CERTIFICATE OF DESIGNATIONS
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                            QUARTERDECK CORPORATION
                        (PURSUANT TO SECTION 151 OF THE
                       DELAWARE GENERAL CORPORATION LAW)


         Quarterdeck Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the Delaware General Corporation Law at a meeting duly called and held on September 20, 1996:

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation (the "Board of Directors") in accordance with the provisions of the Corporation's Certificate of Incorporation (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of Preferred Stock, stated value $100.00 per share, of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

SERIES B CONVERTIBLE PREFERRED STOCK:

         SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series B Convertible Preferred Stock" ("Series B Preferred Stock") and the number of shares constituting Series B Preferred Stock shall be 200,000. Such number of shares may be increased or decreased by resolution of the Board of Directors, provided that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

         SECTION 2. DIVIDENDS AND DISTRIBUTIONS. No dividends shall be payable with respect to the Series B Preferred Stock.

         SECTION 3. VOTING RIGHTS. The holders of shares of Series B Preferred Stock shall have the following voting rights:

         (A) Except as otherwise provided in Section 3(B) or Section 10 or as required by applicable law, the holders of shares of Series B Preferred Stock shall not be entitled to vote on any matter submitted to a vote of stockholders of the Corporation.

         (B) If a Required Consent (as defined in Section 4(b)) is not obtained within 90 days (or 120 days, in the event a proxy or information statement is provided by the Corporation to its stockholders and the Securities and Exchange Commission provides comments to the
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Corporation with respect thereto) after the occurrence of an event of the type described in Section 4(b)(i) or Section 4(B)(ii) and unless prohibited by applicable law, the holders of the outstanding shares of Series B Preferred Stock, voting as a class, shall have the right to elect a number of directors to the Board of Directors equal to the greater of (i) the product (rounded down to the next largest whole number) of (a) the number of authorized directors immediately prior to such time (excluding any directors that any other series of the Corporation's preferred stock then have the right to elect) multiplied by (b) a fraction the numerator of which is the number of shares of the Corporation's Common Stock, $.001 par value per share (the "Common Stock") then issued or issuable upon conversion of all outstanding shares of Series B Preferred Stock and upon exercise of that certain Warrant (the "Warrant") issued by the Corporation to Fletcher International Limited ("Fletcher") on the date of the original issuance of the Series B Preferred Stock to the extent the Warrant is then held by Fletcher and the denominator of which is the number of shares of Common Stock, that would have then been outstanding if such shares of Series B Preferred Stock had been converted into shares of Common Stock or (ii) one director. The director(s) elected pursuant to this Section 3(B) shall be in addition to, and not in lieu of, the then authorized number of directors (including any directors that any other series of the Corporation's preferred stock then have the right to elect). At such time that Excess Preferred Shares cease to be outstanding (whether due to conversion pursuant to the last sentence of Section 4(B) or due to redemption pursuant to Section 8(B) or
Section 8(C)), (1) the right of the holders of Series B Preferred Stock as a class to elect director(s) shall cease, (2) the term of the director(s) elected by the holders of Series B Preferred Stock as a class shall terminate, and (3) the number of authorized directors shall be such number as would then have been in effect but for the election of director(s) by the holders of Series B Preferred Stock.

         (C)     (i)      At such time as any Excess Preferred Shares are
outstanding and the holders of Series B Preferred Stock shall not yet have exercised the voting right granted pursuant to Section 3(B), such right may be exercised at a special meeting called pursuant to Section 3(C)(ii) or any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of at least a majority of the outstanding shares of Series B Preferred Stock shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Series B Preferred Stock of such voting right.

                 (ii) Unless the holders of Series B Preferred Stock shall have previously exercised their right to elect director(s), any holder or holders owning in the aggregate not less than 10% of the total number of shares of Series B Preferred Stock outstanding may request the calling of a special meeting of the holders of Series B Preferred Stock, which meeting shall thereupon be called by the President, a Vice- President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Series B Preferred Stock are entitled to vote shall be given to each holder of record of Series B Preferred Stock by mailing a copy of such notice to such holder at such holder's last address as the same appears on the books of the Corporation. Any such special meeting shall be called for a time not earlier than ten days and not later than 120 days after such order or request. Notwithstanding the provisions of this Section (C)(ii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.


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                 (iii)    Each director(s) elected by the holders of Series B
Preferred Stock shall continue in office until his or her successor shall have been elected by such holders or until there cease to be Excess Preferred Shares outstanding, whichever occurs first. Any vacancy with respect to a director elected by the holders of Series B Preferred Stock may be filled by vote of a majority of the remaining directors theretofore elected by the holders of Series B Preferred Stock. References in this Section 3(C)(iii) to directors elected by the holders of Series B Preferred Stock shall include directors elected by such directors to fill vacancies as provided in the foregoing sentence.

         SECTION 4.  CONVERSION.

         (A) Subject to Section 4(B) and Section 4(C), at any time on or after the 46th day following the first issuance of shares of Series B Preferred Stock, a holder of a share of Series B Preferred Stock may convert such share into the number of shares of the Corporation's Common Stock equal to (i) $100.00 divided by (ii) the Conversion Price (as defined in Section 4(D)) by delivering to the Corporation a written notice of conversion (a "Conversion Notice"); provided that any shares of Series B Preferred Stock outstanding on September 30, 2002 shall automatically convert into Common Stock in accordance with the terms hereof but without the delivery of a Conversion Notice. From and after the date on which the Corporation receives a Conversion Notice from a holder of a share of Series B Preferred Stock (or if such date is not a business day in the State of California, the next succeeding business day) (the "Conversion Date"), such share shall cease to be outstanding and the converting holder shall be deemed the owner of the number of shares of Common Stock into which such share of Series B Preferred Stock was converted. The Corporation shall deliver to such holder a stock certificate evidencing such shares of Common Stock within three business days following the Conversion Date. Notwithstanding the foregoing, a holder of a share of Series B Preferred Stock may convert such share only if the aggregate number of shares of Series B Preferred Stock then being converted by such holder would result in the issuance of at least 100,000 shares of Common Stock at that time (or such lesser number of shares of Common Stock as would be issued upon conversion of all shares of Series B Preferred Stock held beneficially or of record by such holder).

         (B) If either at the time that the Corporation receives a Conversion Notice or at September 30, 2002, either

                 (i) the aggregate number of shares of Common Stock issuable pursuant to such Conversion Notice and all other Conversion Notices received at that time (the "Subject Conversion Notices"), when added to the aggregate number of shares of Common Stock (a) previously issued pursuant to the conversion of shares of Series B Preferred Stock and the exercise of that certain Warrant (the "Warrant") issued by the Corporation to Fletcher International Limited on the date of the first issuance of shares of Series B Preferred Stock, and (b) issuable upon conversion of all remaining outstanding shares of Series B Preferred Stock (determining such number as if such Series B Preferred Stock were converted as of the Conversion Date relating to such Conversion Notice) and (c) issuable upon exercise in full of the Warrant (provided that if any such Conversion Notice is on or before April 30, 1997, such number of shares of Common Stock shall be assumed to be 1,200,000), equals or exceeds





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7,263,750 and such circumstance would require the approval of the holders of the Common Stock pursuant to the listing requirements or rules of the NASDAQ National Market System (or such stock exchange or other interdealer quotation system on which the Common Stock is then listed or quoted), or

                 (ii)     on or before the earlier of (a) February 15, 1997 and
(b) the first annual meeting of stockholders of the Corporation held subsequent to the initial issuance of the Series B Preferred Stock, the aggregate number of shares of Common Stock issuable pursuant to the Subject Conversion Notices would exceed the number of then authorized but unissued shares of Common Stock not reserved for other issuances, then the number of shares of Series B Preferred Stock identified in the Subject Conversion Notices that, if converted into shares of Common Stock, would equal or exceed the limit referred to in Section 4(B)(i), or would exceed the number of authorized and unissued and otherwise unreserved shares of Common Stock referred to in Section 4(B)(ii), as the case may be (the "Excess Preferred Shares"), shall not be converted unless and until the stockholder approval referred to in Section 5(A) or Section 5(B), as the case may be (the "Required Consent"), is obtained or is no longer required. The Excess Preferred Shares will be allocated among the holders delivering Subject Conversion Notices on a pro rata basis based on the relative number of shares of Series B Preferred Stock identified in each such Subject Conversion Notice. Any Excess Preferred Shares shall not be converted into shares of Common Stock until the later of the date on which (X)(1) the Required Consent is obtained in the case of Section 4(B)(i) or (2) the date on which an amendment to the Certificate of Incorporation increasing the authorized number of shares of Common Stock to a number sufficient to permit conversion of the Excess Preferred Shares, is filed with the Delaware Secretary of State in the case of Section 4(B)(ii), and (Y) the Corporation receives a subsequent Conversion Notice with respect thereto.

         (C) If, at the time the Corporation receives a Conversion Notice from any holder of record of Series B Preferred Stock, the number of shares of Common Stock issuable pursuant to such Conversion Notice, when added to the aggregate number of shares of Common Stock (i) issued within the 12 month period prior to the date of the Conversion Notice to such holder and to any affiliates of such holder upon conversion of shares of Series B Preferred Stock and upon exercise of the Warrant and (ii) issuable to such holder and to any affiliates of such holder within 60 days from the date of the Conversion Notice upon conversion of Series B Preferred Stock and upon exercise of the Warrant, would exceed 9.9% of the total number of shares of Common Stock outstanding on the date that would otherwise be the Conversion Date (the "Annual Limit"), then the Conversion Notice shall be deemed to relate only to the number of shares of Common Stock that would not cause the Annual Limit to be exceeded. Any holder of Series B Preferred Stock whose ownership would exceed the Annual Limit upon a subsequent conversion of Series B Preferred Stock shall provide written notice thereof (the "Annual Limit Notice") to the Corporation. Thereafter, such holder of Series B Preferred Stock shall not convert shares of Series B Preferred Stock into Common Stock until after the sixty-fifth day following the date of such Annual Limit Notice (or if such day is not a business day in the State of California, the next succeeding business day). The Corporation shall be required to issue shares of Common Stock upon any subsequent conversion of Series B Preferred Stock by a holder that has provided an





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Annual Limit Notice only if, upon such conversion, the Annual Limit for the immediately preceding 12 month period would not be exceeded.

         (D) As used herein, "Conversion Price" means the lesser of the following:

                 (i) 101% of the average of the daily volume-weighted average prices of the Common Stock on the NASDAQ National Market System (or such national securites exchange or other interdealer quotation system for which the Common Stock is then listed or quoted) as reported by Bloomberg L.P. or, if Bloomberg L.P. is not then publishing such reports, as reported by another comparable service determined by the Corporation (the "Market Price") during the forty trading days ending two trading days before the Conversion Date; or

                 (ii) 125% of the average of the Market Price of the Common Stock on the NASDAQ National Market System (or such national securities exchange or other interdealer quotation system on which the Common Stock is then listed or quoted) during the first five trading days of the forty trading day period referred to in Section 4(D)(i).

         (E) Fractional shares of Common Stock shall not be issued upon conversion of shares of Series B Preferred Stock. In lieu of issuance of a fractional share, the Corporation shall pay to the holder of the share of Series B Preferred Stock being converted a cash amount equal to such fraction multiplied by the Conversion Price.

         SECTION 5.  STOCKHOLDER APPROVAL.

         (A) If an event of the type described in Section 4(B)(i) shall occur, the Corporation shall use its best efforts to obtain the stockholder approval required pursuant to the listing requirements or rules of the NASDAQ National Market System (or such stock exchange or other interdealer quotation system on which the Common Stock is then listed or quoted).

         (B) If an event of the type described in Section 4(B)(ii) shall occur, the Corporation shall use its best efforts to obtain the approval of its stockholders to amend the Certificate of Incorporation to increase the authorized number of shares of Common Stock to a number sufficient to permit the issuance of the Excess Preferred Shares.

         SECTION 6.  LIQUIDATION, DISSOLUTION OR WINDING UP.

         (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior to Series B Preferred Stock as to liquidation, dissolution or winding up unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $100.00 per share (the "Series B Liquidation Preference"). Following the payment of the full amount of Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of Series B Preferred Stock.

         (B) In the event that there are not sufficient assets available to permit payment in full of Series B Liquidation Preference and the liquidation preferences of all other series of preferred





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stock of the Corporation, if any, which rank on a parity with Series B
Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such other preferred stock and the holders of Series B Preferred in proportion to their respective liquidation preferences.

         SECTION 7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, to which the holder thereof would have been entitled to receive had such holder converted such share of Series B Preferred Stock into shares of Common Stock immediately prior to such transaction.

         SECTION 8.  REDEMPTION.

         The shares of Series B Preferred Stock shall not be redeemable, except as provided in this Section 8. If a Required Consent is not obtained within the time period specified in Section 3(B), the Corporation shall redeem the Excess Preferred Shares unless prohibited by applicable law or any indenture, credit agreement or other agreement to which the Corporation is then a party or by which it is then bound. To the extent permitted by applicable law, the Corporation shall make such redemption as soon after the expiration of such time period as practicable, but in no event shall such redemption occur after September 30, 2001. The redemption price for each Excess Preferred Share shall equal $100.00 and shall be paid in cash.

         SECTION 9. RANK. Series B Preferred Stock shall rank senior, in all respects other than with respect to voting and cash dividend payments payable to holders of Series B Preferred Stock in their capacities as such, to all series of any other class of the Corporation's preferred stock issued after the date of the filing of this Certificate of Designation.

         SECTION 10. AMENDMENT. The Certificate of Incorporation shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting as a class.

         SECTION 11. REACQUIRED SHARES. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock of the Corporation and may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of preferred stock of the Corporation or any similar stock or as otherwise required by applicable law.





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         IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by the Vice President of the Corporation this 30th day of September, 1996.


                                       /s/  FRANK R. GREICO
                                       ----------------------------------------
                                       Frank R. Greico, Senior Vice-President





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